EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Monsanto Company (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Hugh Grant, President and Chief Executive Officer of the Company, and Terrell K. Crews, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Hugh Grant
                                    -------------------------------------
                                    Hugh Grant
                                    President and Chief Executive Officer



                                           /s/ Terrell K. Crews
                                    -------------------------------------
                                    Terrell K. Crews
                                    Executive Vice President and Chief Financial
                                    Officer


August 13, 2003